================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report July 6, 2006
                  Date of earliest event reported July 6, 2006


                          The Neiman Marcus Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission file no. 1-9659



           Delaware                                95-4119509
---------------------------------           ----------------------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)



             One Marcus Square
              1618 Main Street
               Dallas, Texas
 ---------------------------------------------            75201
   (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01.        REGULATION FD DISCLOSURE.


The following information is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On July 6, 2006, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the five weeks ended July 1, 2006. A copy of the press release is furnished as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE NEIMAN MARCUS GROUP, INC.



Date:  July 6, 2006             By:  /s/ T. Dale Stapleton
                                    -----------------------------------------

                                         T. Dale Stapleton Vice
                                         President and Controller
                                         (principal accounting
                                         officer of the registrant)